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     This is a fair and accurate English translation of a Spanish language document as required by Rule 306(a) Regulation S-T.



                                               /s/ JOSE R. TORRES
                                             ------------------------------
                                             Jose R. Torres
                                             Vice President, Administration
                                             and Chief Accounting Officer
                                             IMPSAT Corporation

                                             July 15, 1998
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                                                                    EXHIBIT 10.4

                             AMENDMENT TO AGREEMENT

BETWEEN:

           NAHUELSAT S.A., hereafter the "SUPPLIER", on the one hand, represented for the purposes herein by Mr. Daniel Salzer, General Manager, and Mr. Fidel Morales Moreno, Marketing and Sales Manager, and

           IMPSAT S.A., hereafter the "CLIENT", on the other hand, represented for the purposes herein by Mr. Rafael Carchak Canes, as the Representative of the said company,

jointly named hereafter the "Parties" and

PREAMBLE:

a) The CLIENT and the SUPPLIER executed on April 26, 1996 a Lease Agreement for a Satellite Facility (hereafter the "Contract").

b)         The CLIENT requested an increase in the lease of Satellite Capacity.

c) For such ends, it is necessary to amend certain articles of the Contract and Appendix B.

d) Aside from the amendments which are expressly stated herein (hereafter "Amendments") the Contract shall remain in force with regard to all of its terms and appropriate Appendixes.

Therefore, the Parties AGREE as follows:

ARTICLE ONE. This Amendment shall become an integral part of the Contract. Below, Contract shall be understood as: the instruments constituted by the Contract, the instant amendment and the respective Appendices.


ARTICLE TWO. Substitute, with a validity date of September 8, 1997, the following Articles of the Contract with the text below:

3.1        The capacity assigned to the CLIENT in Satellite NAHUEL consists of:

           3.1.1 Thirty-six (36) Mega-Hertz (hereafter "Mhz"), starting September 8, 1997, and ending November 30, 1998, divided into two segments of thirty-two (32) MHz and four (4) MHz, respectively.

           3.1.2 Sixty (60) Mhz starting December 1, 1998, and ending August 31, 2003, divided into two segments of thirty-two (32) MHz and four (28) MHz, respectively.

           3.1.3 The CLIENT, prior to the period indicated in 3.1.2, may increase the Assigned Capacity up to sixty (60) MHz, as established in 3.1.1, by way of a notification to the SUPPLIER, thirty (30) days prior to the date on which it wishes to increase the Assigned Capacity. The amounts

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           established in articles 3.2, 3.3, 3.4 and 3.5, for the Assigned
           Capacity in Article 3.1.1, shall be modified in accordance with the increase in Assigned Capacity.

           3.1.4 The CLIENT may, prior to April 30, 1998, and with a notification period to the SUPPLIER of no less than 48 hours, decrease the Satellite Capacity indicated in 3.2.1 down to the limit in MHz of the Assigned Capacity which it actually uses by virtue of article 3.1.3, at the time of requesting the decrease. In the instant case, a new amendment to the Contract shall be executed bringing the Contract into line with the new conditions with the SUPPLIER able to put forward any claim owing to a decrease in the leased Satellite Capacity.

3.2 The width of the Available Band of the Assigned Transponder is fifty-four (54) MHz.

3.3 The percentage of the Band Width Available to the Assigned Transponder which the CLIENT shall have a right to use is:

           3.3.1 Fifty-nine point three percent (59.3%), and seven point four percent (7.4%), respectively, for the Assigned Capacity segments indicated in 3.3.1.

           3.3.2 Fifty-nine point three percent (59.3%), and fifty-one point nine percent (51.9%), respectively, for the Assigned Capacity segments indicated in 3.3.2.

3.4 The Available Power of each assigned Transponder corresponds to an output back-off of four point two (4.2) decibels (hereafter dB) of the respective, progressive wave tube.

3.5 The maximum rate of Available Power of the Assigned Transponder the CLINET shall have the right to use, is:

           3.5.1 Fifty-nine point three percent (59.3%), and seven point four percent (7.4%), respectively, for the Assigned Capacity segments indicated in 3.1.1. These percentages correspond to the total output back-off for the carriers, in Assigned Capacity segments of six point five (6.5) dB, and fifteen point five (15.5) dB, respectively, of the applicable, progressive wave tube amplifiers.

           3.5.2 Fifty-nine point three percent (59.3%), and fifty-one point nine percent (51.9%), respectively, for the Assigned Capacity segments indicated in 3.1.2. These percentages correspond to the total output back-off for the carriers, in Assigned Capacity segments of six point five (6.5) dB, and seven point one (7.1) dB, respectively, of the applicable, progressive wave tube amplifiers.

           3.5.3 Should the CLIENT wish to use a greater percentage of the Available Power of the Assigned Transponder than the one established, it shall request it from the SUPPLIER, in writing, which will establish whether it is possible, and determine the increase in rate which the CLIENT should pay.

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ARTICLE THREE. Taking into account the new Assigned Capacity in the Contract,
Appendix B of the Contract is replaced by a new Appendix named Appendix B-I. Wherever in the articles of the Contract if mentioned Appendix "B", one should read "B-I".

In witness thereof the Parties execute three copies of the same contents and one sole effect, in the City of Buenos Aires, on the 8th day of September, 1997.


           [signature]   DANIEL T. SALZER                [signature]
                         GENERAL MANAGER

                         SUPPLIER           CLIENT Engineer RAFAEL CARCHAK CANES
                                                         GENERAL MANAGER


                         [signature]
                         Dr. FIDEL MORALES MORENO
                         Marketing Manager








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--------------------------------------------------------------------------------
                                  APPENDIX B-I

                          Lease rates: NAHUEL Satellite
--------------------------------------------------------------------------------


The price the CLIENT shall pay for leasing the Assigned Capacity is:

1997:      Between September 8, 1997 and September 30, 1997, US$ 124,000

1997: Between October 1, 1997 and December 31, 1997, US$ 486,000, payable in three equal consecutive monthly installments of US$ 162,000.

1998: Between January 1, 1998 and November 30, 1998, US$ 1,782,000, payable in 11 (eleven) equal consecutive monthly installments of US$ 162,000.

1998: Between December 1, 1998 and August 31, 2003, US$ 15,390,000, payable by 2003, in 57 (fifty-seven) equal consecutive monthly installments of US$ 162,000.





               [signature]                                  [signature]
               Dr. FIDEL MORALES MORENO            Engineer RAFAEL CARCHAK CANES
               Marketing Manager                            General Manager







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